United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022 (March 28, 2022)

Payoneer Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40547	86-1778671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 W 30th St New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 600-9272

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	PAYO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.01 par value, at an exercise price of $11.50 per share	PAYOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2022, Payoneer Global Inc. (the “Company”) and Oded Edri, who serves as the Company’s Chief Accounting Officer, mutually agreed that, effective May 1, 2022, Mr. Edri will cease to be the Company’s Chief Accounting Officer and will remain employed for a transition period through September 30, 2022.

Mr. Edri entered into a separation and release agreement in connection with his departure that provides for a release of claims against the Company and certain separation benefits, including a transition period as employee and the accelerated vesting of certain outstanding equity awards.

(c) On March 31, 2022, the Board of Directors (the “Board”) of the Company determined that Itai Perry, Senior Vice President Finance, shall serve as the “principal accounting officer” of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, effective as of May 1, 2022, at which time Mr. Edri will cease to serve in such capacity. Mr. Perry, aged 40, served as Vice President Finance, and earlier, as Senior Director of Finance, of the Company since 2019. Prior to joining the Company, Mr. Perry was Director of Finance, Head of Accounting, at Allot (NASDAQ, TASE: ALLT), a network security and telecommunications intelligence solutions company, where he worked from 2014 to 2019. Earlier in his career, he was Controller for Attenti, an electronic monitoring security solutions company, and worked for PricewaterhouseCoopers (PwC) Israel. Mr. Perry is a CPA (IL) and has a BA in Accounting and Economics from Tel-Aviv University (2007).

Mr. Perry is expected to enter into the Company’s standard form of indemnification agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYONEER GLOBAL INC.

April 1, 2022	By:	/s/ Scott Galit
Name: Scott Galit
Title: Chief Executive Officer